UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) March 17, 2005
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-106982 (Commission File Number)	06-1204982 (IRS Employer ID Number)
1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 713-2000
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Collateral Term Sheets

Attached as an exhibit are certain Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by UBS Securities LLC, which are hereby filed pursuant to such letter.

The Collateral Term Sheets are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Collateral Term Sheets prepared by UBS Securities LLC in connection with MASTR Alternative Loan Trust 2005-3 Mortgage Pass-Through Certificates, Series 2005-3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: _/s/ Peter Ma  ______________

Name:

Peter Ma

Title:

Director

By: _/s/ Peter Slagowitz___________

Name:

Peter Slagowitz

Title:

Managing Director

Dated: March 17, 2005

Exhibit Index

Exhibit

Page

99.1

Collateral Term Sheets